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                                                                    Exhibit 10.2





Date:  August 18, 2000


Mr. Michael Grey, President/CEO
Mr. Gerard A. Wills, V.P. Finance/CFO
TREGA BIOSCIENCES, INC.
9880 Campus Point Drive
San Diego, CA 92121

Re:      LOAN EXTENSION
         Borrower Name:  9880
         Loan Number/Note Number:   00738000063-3
         Note Number: 0003

Dear Borrower:

Imperial Bank has approved an extension of the above-referenced credit facility to October 20, 2000 from its current maturity as evidenced by that certain note/agreement dated August 6, 1999 as may be or have been modified from time to time.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,



Christopher J. Woolley, SVP/Reg.Mgr.
Emerging Growth Division


ACKNOWLEDGED AND ACCEPTED ON                       .
                             ----------------------


By:
         ---------------------------
         Michael Grey, President/CEO




By:
         ---------------------------
         Gerard A. Wills, V.P. Finance/CFO